Exhibit 99.1
                      CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            ---------------------------------------------
In connection with the Quarterly Report of John B. Sanfilippo & Son,
Inc. (the "Company") on Form 10-Q for the period ending September 26, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jasper B. Sanfilippo, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

   (1)  the Report fully complies with the requirements of
        section 13(a) or 15(d) of the Securities Exchange Act of 1934;
        and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Jasper B. Sanfilippo
                                    ------------------------
                                    Chairman of the Board
                                    and Chief Executive Officer
November 6, 2002